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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): APRIL 29, 2004



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                      001-15423                   76-0312499
(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)


    1330 POST OAK BLVD., SUITE 2700                         77056
(Address of Principal Executive Offices)                  (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2004, Grant Prideco, Inc. issued the press release attached as
Exhibit 99.1 to this Form 8-K reporting its first quarter 2004 results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release dated April 29, 2004 relating to First Quarter 2004
         Earnings

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GRANT PRIDECO, INC.

Date:  April 29, 2004                   By:  /s/ Greg L. Boane
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                                                       Greg L. Boane
                                                        Controller